UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2005

INTEGRAL VISION, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-12728	38-2191935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38700 Grand River Avenue, Farmington Hills, MI	48335
(Address of principal executive offices)	(Zip Code)

 Registrant's telephone number, including area code (248) 471-2660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 11, 2005, Integral Vision, Inc. (“the Company”) issued a press release announcing that it will release financial results for the quarter ended September 30, 2005 on Monday, November 14, 2005. The Company also announced that will host a live conference call at 9:00 a.m. Eastern Time on Tuesday, November 15, 2005. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 7.01 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 Press release dated November 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Vision, Inc.
(Registrant)

Date: November 14, 2005	/S/ Mark R. Doede
(Signature)

Mark R. Doede
President and Chief Financial Officer